UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2015

SMITH & WESSON HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue Springfield, Massachusetts	01104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 331-0852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

We are furnishing this Current Report on Form 8-K in connection with the disclosure of information regarding the repayment of borrowings on our revolving line of credit in our fourth fiscal quarter of 2015 in the form of the textual information from a press release released on May 14, 2015. The disclosure provided in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01.	Regulation FD Disclosure.

We are furnishing this Current Report on Form 8-K in connection with the disclosure of information in the form of the textual information from a press release released on May 14, 2015. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

On May 15, 2015, we will issue a notice pursuant to the terms and conditions of an indenture (the “Indenture”), dated as of June 17, 2013, between us and The Bank of New York Mellon Trust Company, N.A., as trustee, governing our 5.875% Senior Notes due 2017 (the “Notes”) that we intend to redeem all of the outstanding principal amount of the Notes on June 15, 2015 (the “Redemption Date”). The Notes, which have an outstanding principal balance of $100.0 million as of the date hereof, will be redeemed at a redemption price of 102.9375% of the principal amount of the Notes plus accrued and unpaid interest on the Notes to the Redemption Date in accordance with the terms of the Indenture. We intend to use existing cash balances and bank borrowings to fund the redemption of the Notes.

This Current Report on Form 8-K does not constitute a notice of redemption under the Indenture nor an offer to tender for, or purchase, any Notes or any other security.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

The text included with this Current Report on Form 8-K is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Press release from Smith & Wesson Holding Corporation, dated May 14, 2015, entitled “Smith & Wesson Holding Corporation Repays $100 Million on Revolving Line of Credit and Announces Redemption of Its 5.875% Senior Notes Due 2017”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: May 14, 2015	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

99.1	Press release from Smith & Wesson Holding Corporation, dated May 14, 2015, entitled “Smith & Wesson Holding Corporation Repays $100 Million on Revolving Line of Credit and Announces Redemption of Its 5.875% Senior Notes Due 2017”